UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2012

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On July 24, 2012, the Board of Directors of Brunswick Corporation (“Brunswick”) elected David C. Everitt and Roger J. Wood to the Board of Directors, effective September 1, 2012. In addition, the Board of Directors appointed Mr. Everitt to the Finance Committee and the Human Resources and Compensation Committee and appointed Mr. Wood to the Finance Committee and the Nominating and Corporate Governance Committee.

The compensation of Messrs. Everitt and Wood will be consistent with that provided to all Brunswick non-employee directors, as described in Brunswick's most recent proxy statement filed with the Securities and Exchange Commission on March 22, 2012.

The news release announcing the elections of Mr. Everitt and Mr. Wood to the Brunswick Board of Directors is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                    Description of Exhibit

99.1	News Release, dated July 30, 2012, of Brunswick Corporation, announcing the elections of David C. Everitt and Roger J. Wood to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: July 30, 2012	By:	/s/ KRISTIN M. COLEMAN
Kristin M. Coleman
Vice President, General Counsel & Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	News Release, dated July 30, 2012, of Brunswick Corporation, announcing the elections of David C. Everitt and Roger J. Wood to the Board of Directors.